FOURTH AMENDMENT TO STANDSTILL AND AMENDMENT AGREEMENT

THIS FOURTH AMENDMENT TO STANDSTILL AND AMENDMENT AGREEMENT (this “Fourth Amendment”) is made and entered into effective as of May 15, 2020, by and among UNIT CORPORATION, a Delaware corporation (“Unit”), UNIT DRILLING COMPANY, an Oklahoma corporation (“Unit Drilling”), UNIT PETROLEUM COMPANY, an Oklahoma corporation (“Unit Petroleum”) (Unit, Unit Drilling and Unit Petroleum, together with each of their respective successors and permitted assigns, is each, individually, called a “Borrower”, and, collectively, jointly and severally, the “Borrowers”), the Lenders party to the Existing Credit Agreement (as defined below) (each, individually a "Lender" and, collectively, the "Lenders") party hereto, and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders (the "Administrative Agent").

R E C I T A L S

A.THIS FOURTH AMENDMENT TO STANDSTILL AND AMENDMENT AGREEMENT (this “Fourth Amendment”) is made and entered into effective as of May 15, 2020, by and among UNIT CORPORATION, a Delaware corporation (“Unit”), UNIT DRILLING COMPANY, an Oklahoma corporation (“Unit Drilling”), UNIT PETROLEUM COMPANY, an Oklahoma corporation (“Unit Petroleum”) (Unit, Unit Drilling and Unit Petroleum, together with each of their respective successors and permitted assigns, is each, individually, called a “Borrower”, and, collectively, jointly and severally, the “Borrowers”), the Lenders party to the Existing Credit Agreement (as defined below) (each, individually a "Lender" and, collectively, the "Lenders") party hereto, and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders (the "Administrative Agent").

B.The Borrowers, the Required Lenders and the Administrative Agent desire to amend the Existing Standstill Agreement, as and to the extent expressly provided for in this Fourth Amendment.

C.Each of the Credit Parties will receive substantial and valuable consideration and economic benefits from the agreements being made by Administrative Agent and the Lenders hereunder, upon the terms and conditions set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T S

1.Recitals; Capitalized Terms. The recitals set forth above are incorporated herein with the same force and effect as if set forth at length herein below. The term “Standstill Agreement” as used in this Fourth Amendment (and the term “this Agreement” as set forth within the Existing Standstill Agreement), shall hereafter mean the Existing Standstill Agreement, as amended by this Fourth Amendment. The term “Credit Agreement” as used in this Fourth Amendment (and the term “this
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Agreement” as set forth within the Existing Credit Agreement), shall hereafter mean the Existing Credit Agreement, as amended by this Fourth Amendment. Unless otherwise expressly defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms pursuant to the Existing Credit Agreement, including, without limitation, and as applicable, pursuant to the Existing Standstill Agreement.

2.Certain Amended and Modified Definitions. The following capitalized terms (as heretofore set forth within the Existing Standstill Agreement), for the purposes of both the Standstill Agreement and the Credit Agreement, shall have the following amended and modified meanings, and Section 1.2 of the Existing Standstill Agreement is hereby amended and modified, accordingly as follows:

“Standstill Agreement” shall mean that certain Standstill and Amendment Agreement dated March 11, 2020 among the Credit Parties, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Standstill and Amendment Agreement dated April 15, 2020 among the Credit Parties and the Administrative Agent on behalf of the Required Lenders, that certain Second Amendment to Standstill and Amendment Agreement dated April 17, 2020 among the Credit Parties and the Administrative Agent on behalf of the Required Lenders, that certain Third Amendment to Standstill and Amendment Agreement dated May 4, 2020, and that certain Fourth Amendment to Standstill and Amendment Agreement dated May 15, 2020 among the Credit Parties, Administrative Agent and the Lenders party thereto (as the same may be amended, modified, replaced, amended and restated and supplemented form time to time).

"Standstill Period" shall mean the period commencing on the Standstill Effective Date and continuing until the earlier of: (i) the receipt by any Credit Party from the Administrative Agent of notice of the occurrence of any Termination Event, and (ii) 3:00 p.m. Central time on May 18, 2020.

3.General Release. IN CONSIDERATION OF, INTER ALIA, THE ADMINISTRATIVE AGENT’S AND THE LENDERS’ AGREEMENTS AND CONSIDERATION AS SET FORTH IN THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), INCLUDING, WITHOUT LIMITATION, ADMINISTRATIVE AGENT’S AND THE LENDERS’ AGREEMENTS TO MODIFY THE CREDIT AGREEMENT (AS AMENDED HEREBY) AS DESCRIBED IN THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), EACH CREDIT PARTY HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, CO-SYNDICATION AGENTS, LC ISSUER, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE EFFECTIVE DATE OF THIS FOURTH
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AMENDMENT, AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), THE CREDIT AGREEMENT (AS AMENDED HEREBY), ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWERS, BY EXECUTION HEREOF, ON BEHALF OF THEMSELVES AND ON BEHALF OF EACH OTHER CREDIT PARTY, EACH HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 3 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS. THE PROVISIONS OF THIS SECTION 3 SHALL SURVIVE THE TERMINATION OF THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), THE CREDIT AGREEMENT (AS AMENDED HEREBY), AND THE OTHER LOAN DOCUMENTS.

4.Miscellaneous:

A.No Waiver. Notwithstanding any of the foregoing, the standstill granted by the Administrative Agent and the Lenders pursuant to the Standstill Agreement (as amended hereby) shall not constitute and shall not be deemed to constitute a waiver or release of (x) any Default, Event of Default, or occurrence of any Material Adverse Event, or (y) any other fact, event or occurrence under the Credit Agreement or any other Loan Document (whether now or hereafter existing, and whether or not now or hereafter known by Administrative Agent or any Lender to be existing). Administrative Agent and the Lenders hereby expressly reserve and preserve all of their respective rights and remedies (whether pursuant to the Credit Agreement or any other Loan Document, the UCC, at law, in equity or otherwise) respecting any and/or all such Defaults, Events of Default and/or other facts, events, occurrences and other matters, subject only to the applicable terms and conditions of the Standstill Agreement (as amended hereby).

B.Conflict; Ratification. To the extent of any conflict or inconsistency between the terms and conditions of this Fourth Amendment, and the terms and conditions of the Existing Standstill Agreement or the terms and conditions of the Existing Credit Agreement, the terms and conditions of this Fourth Amendment shall govern and control. Except to the extent otherwise expressly modified hereby, the terms and conditions of both the Existing Standstill Agreement and the Existing Credit Agreement shall remain unchanged and of full force and effect and are hereby ratified by the undersigned parties.

C.Counterparts. This Fourth Amendment may be executed in any number of counterparts; each such counterpart hereof shall be deemed to be an original, but all such counterparts together shall constitute but one agreement. Signatures to this Fourth Amendment transmitted by facsimile or by e-mail in .pdf or .tif format shall be valid and effective as an original to bind the party so signing for all intents and purposes hereunder.

D.Interpretation; Governing Law. The section headings set forth in this Fourth Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF OKLAHOMA AND SHALL BE PERFORMABLE IN TULSA COUNTY, OKLAHOMA. The provisions of (i) Article 17 of the Existing Credit Agreement, and (ii) Article 7 of the Existing Standstill Agreement, respectively, shall apply to this Fourth Amendment, mutatis mutandis.

[SIGNATURES FOLLOW ON THE NEXT PAGES]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

UNIT CORPORATION, a Delaware corporation,
UNIT PETROLEUM COMPANY, an Oklahoma corporation,
UNIT DRILLING COMPANY, an Oklahoma corporation,

By: /s/ Mark Schell
Mark Schell, as Senior Vice President, Secretary & General Counsel of each of
UNIT CORPORATION,
UNIT PETROLEUM COMPANY, and
UNIT DRILLING COMPANY

8200 South Unit Drive
Tulsa, Oklahoma 74132-5300
Attention: Mark Schell
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

Signature Page to Fourth Amendment to Standstill Agreement

BOKF, NA dba Bank of Oklahoma,
as DIP Agent, Issuer and a Lender

By: /s/ Matt Chase
Name: Matt Chase
Title: Senior Vice President

Signature Page to Fourth Amendment to Standstill Agreement

BBVA USA, as a Lender

By: /s/ William H. Douning
Name: William H. Douning
Title: Senior Vice President

Signature Page to Fourth Amendment to Standstill Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

Signature Page to Fourth Amendment to Standstill Agreement

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Emily Steckel
Name: Emily Steckel
Title: Vice President

Signature Page to Fourth Amendment to Standstill Agreement

COMERICA BANK, as a Lender

By: /s/ P. David Jones
Name: P. David Jones
Title: Vice President

Signature Page to Fourth Amendment to Standstill Agreement

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Kyle Lane
Name: Kyle Lane
Title: Senior Director, Special Loans

By:_____________________________
Name:
Title:

Signature Page to Fourth Amendment to Standstill Agreement

TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By: /s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory

Signature Page to Fourth Amendment to Standstill Agreement

TRUIST BANK, a North Carolina banking corporation formerly known as Branch Banking and Trust Company, as a Lender

By: /s/ Mark L. Thomas
Name: Mark L. Thomas
Title: Senior Vice President

Signature Page to Fourth Amendment to Standstill Agreement

ARVEST BANK, as a Lender

By: /s/ S, Matt Condry
Name: S. Matt Condry
Title: V.P. Commercial Banking

Signature Page to Fourth Amendment to Standstill Agreement

IBERIABANK, as a Lender

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Market President – Energy Lending
Signature Page to Fourth Amendment to Standstill Agreement